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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-48005 and No. 333-61529) of American Residential Investment Trust, Inc. of our report dated February 14, 2003 relating to the financial statements, that appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP

Los Angeles, California
March 28, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS